                                                                    EXHIBIT 10.6
                                                                    ------------


                           FOURTH AMENDMENT TO LEASE
                           -------------------------

     THIS FOURTH AMENDMENT TO LEASE (this "Amendment") is dated for reference
                                           ---------
purposes only as January 21, 2000, by and between CARRAMERICA REALTY CORPORATION, a Maryland corporation ("Landlord"), and PERICOM SEMICONDUCTOR
                                      --------
CORPORATION, a California corporation ("Tenant").
                                        ------

                                   RECITALS
                                   --------

     A. Orchard Investment Company Number 510, a California general partnership ("Orchard"), Landlord's predecessor in interest, as landlord, and
              -------
Tenant, as tenant, entered into that certain Lease (and First Addendum thereto) dated November 29, 1993 (collectively, the "Initial Lease"), in which Orchard
                                            -------------
leased to Tenant and Tenant leased from Orchard, approximately 19,786 square feet within that certain building which contains approximately 27,488 square feet commonly known as 2380-2390 Bering Drive, San Jose, California ("Building
                                                                      --------
C"), as more particularly described on Exhibit A attached to the Original Lease
-
(the "Initial Premises"). Orchard and Tenant also entered into that certain
      ----------------
Acceptance Agreement dated as of January 28, 1994 regarding the Initial
Premises.

     B. Orchard and Tenant entered into that certain First Amendment to Lease (the "First Amendment") dated February 5, 1996 pursuant to which Tenant leased
      ---------------
an additional 7,000 rentable square feet (the "First Expansion Space") and the
                                               ---------------------
Lease Term was extended. The First Expansion Space is located in the building containing approximately 25,888 square feet commonly known as 2340-2350 Bering Drive, San Jose, California ("Building E"), as more particularly described on
                              ----------
Exhibit A to the First Amendment. Orchard and Tenant also entered into that certain Interior Improvement Agreement and that certain Acceptance Agreement regarding the First Expansion Space, each dated February 5, 1996.

     C. All of Orchard's rights, title and interest in the Initial Lease, as amended by the First Amendment, were assigned to Landlord in connection with Landlord's acquisition of the Project.

     D. Landlord and Tenant subsequently entered into that certain Second Amendment to Lease (the "Second Amendment") dated July 31, 1997 pursuant to
                         ----------------
which the Tenant leased an additional 7,702 square feet (the "Second Expansion
                                                              ----------------
Space").  The Second Expansion Space is located in Building C, as more
-----
particularly described on Exhibit A of the Second Amendment. Landlord and Tenant also entered into that certain Tenant Improvements Construction Agreement regarding the Second Expansion Space dated July 31, 1997.

     E. Landlord and Tenant subsequently entered into that certain Third Amendment to Lease (the "Third Amendment") dated April 23, 1999 pursuant to
                         ---------------
which the Tenant leased an
additional 13,000 square feet (the "Third Expansion Space"). The Third Expansion
                                    ---------------------
Space is located in Building E, as more particularly described on Exhibit A of
                                                                  ---------
the Third Amendment.

     F. Subject to the terms and conditions set forth herein, Landlord and Tenant now desire to further amend the Lease to increase the size of the Premises and to extend the Lease Term, subject to the terms and conditions set forth herein. The Initial Lease, as amended by the First Amendment, Second Amendment and Third Amendment and as supplemented by the Interior Improvement Agreements and Acceptance Agreements, is hereinafter collectively referred to as the "Original Lease."
     --------------

                                   AMENDMENT
                                   ---------

     NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereby mutually promise, covenant and agree as follows:

     1.   Incorporation of Recitals and Definitions. The Recitals are hereby
          -----------------------------------------
incorporated herein by this reference. In the event of any conflicts between the Original Lease, and this Amendment, the terms of this Amendment shall control. Capitalized terms used in this Amendment not otherwise defined herein shall have the meaning given such terms in the Original Lease. The Original Lease, as amended by this Amendment shall be referred to herein as the "Lease".
                                                              -----

     2.   Effectiveness of Amendment. Notwithstanding any provision herein to
          --------------------------
the contrary, the effectiveness of this Amendment shall be expressly subject to and conditioned upon Landlord's (i) receipt of an executed early Lease Termination Agreement with the existing tenant for the of the Fourth Expansion Space (as defined below), and (ii) receipt and approval of Tenant's most recent audited financial statements.

     3.   Commencement Date/New Definition of Premises.  Subject to Section 2
          --------------------------------------------
above, as of July 1, 2000 (the "Fourth Expansion Space Commencement Date"),
                                ----------------------------------------
Section D of the Summary of Basic Lease Terms to the Lease is amended to revise the definition of "Premises" to include: (i) the Initial Premises
                   --------
(approximately 19,786 square feet), (ii) the First Expansion Space (approximately 7,000 square feet), (iii) the Second Expansion Space (approximately 7,702 square feet), (iv) the Third Expansion Space (approximately 13,000 square feet) and (v) that certain space containing approximately 5,888 square feet in 2346 Bering Drive, Building E (the "Fourth
                                                                       ------
Expansion Space").  The Fourth Expansion Space is more particularly described in
---------------
Exhibit A attached hereto.  Thus, as of the Fourth Expansion Space Commencement
---------
Date, the Premises shall contain a total of approximately 53,376 square feet. The Fourth Expansion Space shall be delivered by Landlord to Tenant in broom-clean condition on the Fourth Expansion Space Commencement Date. The Termination Date of the Lease shall remain July 31, 2004.

     4.   Early Occupancy.  During the period commencing on June 1, 2000 and
          ---------------
ending on the Commencement Date (the "Early Occupancy Period"), Tenant shall be
                                      -------------------------
permitted to enter the Fourth Expansion Space for the sole purpose of constructing certain interior Tenant improvements therein, provided that Tenant's occupancy of the Fourth Expansion Space during the Early Occupancy Period shall be subject to all of the terms, covenants and conditions of this Lease (including, without limitation, Tenant's obligations to obtain Landlord's prior written consent before commencing any alterations and Tenant's indemnity and insurance obligations), except that Landlord agrees, subject to the last two sentences of this Section 4, that Tenant's obligation to pay Base Rent, Operating Cost Share Rent and Tax Share Rent during the Early Occupancy Period shall be waived. Notwithstanding the foregoing, Tenant shall pay for all utility and other costs incurred by Landlord to the extent they relate to Tenant's work during the Early Occupancy Period. If Tenant occupies any part of the Fourth Expansion Space during the Early Occupancy Period for purposes of doing business, then Tenant shall pay all Base Rent, Operating Cost Share Rent and Tax Share Rent at the rate for the first Lease Year as set forth in the Schedule prorated for any partial month. In the event that Landlord determines that possession of the Fourth Expansion Space can be delivered to Tenant prior to June 1, 2000, Landlord shall provide Tenant with written notice of the earlier date on which the Early Occupancy Period shall commence. A change in the commencement date for the Early Occupancy Period shall not affect the Fourth Amendment Expansion Space Commencement Date.

     5.   Rent. Section K of the Summary of Basic Lease Terms to the Lease is
          ----
amended to add the following at the end thereof:

     Commencing on the Fourth Expansion Space Commencement Date, and on the first day of each month thereafter for the remainder of the Lease Term, Tenant shall pay to Landlord (in addition to all other amounts due under the Lease), Base Monthly Rent as follows:

  PERIOD                INITIAL               FIRST            SECOND             THIRD          FOURTH          TOTAL
  ------                -------               -----            ------             -----          ------          -----
                       PREMISES            EXPANSION         EXPANSION          EXPANSION      EXPANSION          BASE
                       --------            ---------         ---------          ---------      ---------          ----
                         BASE              SPACE BASE        SPACE BASE         SPACE BASE     SPACE BASE       MONTHLY
                         ----              ----------        ----------         ----------     ----------       -------
                        MONTHLY              MONTHLY           MONTHLY            MONTHLY        MONTHLY          RENT
                        -------              -------           -------            -------        -------          ----
                         RENT                 RENT              RENT               RENT           RENT        (53,376 SF)
                         ----                 ----              ----               ----           ----
                      (19,786 SF)          (7,000 SF)        (7,702 SF)         (13,000 SF)    (5,888 SF)
July 1, 2000 -        $16,818.10           $ 6,650.00        $12,092.14         $18,850.00     $ 8,537.60      $62,947.84
Nov. 30, 2000         ($0.85/sf)           ($0.95/sf)        ($1.57/sf)         ($1.45/sf)     ($1.45/sf)      per month
                       per month            per month         per month          per month      per month


Dec. 1, 2000 -        $16,818.10           $ 6,650.00        $12,477.24         $20,150.00     $ 9,126.40      $65,221.74
April 30, 2001        ($0.85/sf)           ($0.95/sf)        ($1.62/sf)         ($1.55/sf)     ($1.55/sf)      per month
                       per month            per month         per month          per month      per month

May 1, 2001 -         $30,668.30           $10,850.00        $11,938.10         $20,150.00     $ 9,126.40      $82,732.80
Nov. 30, 2001         ($1.55/sf)           ($1.55/sf)        ($1.55/sf)         ($1.55/sf)     ($1.55/sf)      per month
                       per month            per month         per month          per month      per month


Dec. 1, 2001 -        $31,657.60           $11,200.00        $12,323.20         $20,800.00     $ 9,420.80      $85,401.60
Nov. 30, 2002         ($1.60/sf)           ($1.60/sf)        ($1.60/sf)         ($1.60/sf)     ($1.60/sf)      per month
                       per month            per month         per month          per month      per month

Dec. 1, 2002 -        $32,646.90           $11,550.00        $12,708.30         $21,450.00     $ 9,715.20      $88,070.40
Nov. 30, 2003         ($1.65/sf)           ($1.65/sf)        ($1.65/sf)         ($1.65/sf)     ($1.65/sf)      per month
                       per month            per month         per month          per month      per month

Dec. 1, 2003 -        $33,636.20           $11,900.00        $13,093.40         $22,100.00     $10,009.60      $90,739.20
July 31, 2004         ($1.70/sf)           ($1.70/sf)        ($1.70/sf)         ($1.70/sf)      (1.70/sf)      per month

               per month     per month     per month     per month    per month

          6.  Tenant Improvements. Tenant acknowledges and agrees that Landlord
              -------------------
shall provide the Fourth Expansion Space in its "as-is" condition with existing paint and carpet with no representations or warranties by Landlord. Landlord shall have no obligation to make any improvements to the Fourth Expansion Space.

          7.   Tenant's Share.  As of the Fourth Expansion Space Commencement
               --------------
Date, "Tenant's Share" as set forth in Section G of the Summary of Basic Lease
       --------------
Terms to the Lease is amended in its entirety to read: 100% of Building E (based on a total of 25,888 square feet in Building E).

          8.   Security Deposit. Section M of the "Summary of Basic Lease Terms"
               ----------------
is amended to increase the amount of the Security Deposit required hereunder to $90,739.20. Therefore, assuming Landlord is currently holding a Security Deposit in the amount of $80,729.60, Tenant shall deposit with Landlord an additional Security Deposit in an amount equal to $10,009.60 at the time Tenant delivers an executed original of this Amendment to Landlord. This additional Security Deposit shall be held by Landlord on the same terms and conditions as the initial Security Deposit in accordance with the terms of the Lease.

          9.   Tenant's Allocated Parking Stalls.  As of the Fourth Expansion
               ---------------------------------
Space Commencement Date, Section H of the Summary of Basic Lease Terms to the Lease is amended to add an additional twenty one (21) unassigned parking stalls.

          10.  Brokers.  Landlord and Tenant each represents and warrants to the
               -------
other that it has not dealt with any broker respecting this Amendment other than Tenant's broker of record, Colliers International ("Broker"). Each party shall
                                                    ------
indemnify and hold the other harmless from any and all claims by any broker (other than the Broker), agent or person claiming a commission or other form of compensation by virtue of this Amendment as a result of such party's dealings with the party from whom indemnification is sought.

          11.  Time. Time is of the essence for each and every provision of this
               ----
Amendment.

          12.  Confirmation of Lease.  Except as amended by this Amendment, the
               ---------------------
parties hereby agree and confirm that the Lease is in full force and effect.

          IN WITNESS HEREOF, the parties hereto have executed this Amendment as of the date first written above.

"Landlord"

CARRAMERICA REALTY CORPORATION,
a Maryland corporation


By:     _________________________
        Leah N. Segawa
Title:  Managing Director


"Tenant"

PERICOM SEMICONDUCTOR CORPORATION,
a California corporation

By:    ______________________________

Name:  ______________________________

Title: ______________________________

                                   EXHIBIT A
                                   ---------

                            DESCRIPTION OF PREMISES

                               [To be attached]